Exhibit 32.2

Certification pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001.

In connection with the Annual Report of AMERICHIP INTERNATIONAL, INC..(the "Company") on Form 10-KSB for the year ended November 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas Schwanitz, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 28, 2006

/s/ Thomas Schwanitz
Thomas Schwanitz
Chief Financial Officer